Financial Instruments and Financial Risk Management	12 Months Ended
Dec. 31, 2022
Disclosure of risk management strategy related to hedge accounting [abstract]
Financial Instruments and Financial Risk Management	Financial Instruments and Financial Risk Management
a) Financial Risk Management

Our activities expose us to a variety of financial risks, which include foreign exchange risk, liquidity risk, interest rate risk, commodity price risk, credit risk and other risks associated with capital markets. From time to time, we may use foreign exchange, commodity price and interest rate contracts to manage exposure to fluctuations in these variables. Our use of derivatives is based on established practices and parameters to mitigate risk and is subject to the oversight of our Financial Risk Management Committee and our Board of Directors.

Foreign Exchange Risk

We operate on an international basis, and therefore, foreign exchange risk exposures arise from transactions denominated in a currency other than the functional currency of the entity. Our foreign exchange risk arises primarily with respect to the U.S. dollar, Chilean peso and Peruvian sol. Our cash flows from Canadian, Chilean and Peruvian operations are exposed to foreign exchange risk, as commodity sales are denominated in U.S. dollars and a substantial portion of operating expenses is denominated in local currencies.

We also have various investments in U.S. dollar functional currency subsidiaries, whose net assets are exposed to foreign currency translation risk. This currency exposure is managed in part through our U.S. dollar denominated debt as a hedge against these net investments.

U.S. dollar financial instruments subject to foreign exchange risk consist of U.S. dollar denominated items held in Canada and are summarized below.

(US$ in millions)	December 31, 2022	December 31, 2021
Cash and cash equivalents	$634	$664
Trade and settlement receivables	629	1,042
Trade accounts payable and other liabilities	(570)	(703)
Debt (Note 19)	(2,585)	(3,478)
Reduced by: Debt designated as a hedging instrument in our net investment hedge	1,686	2,697
Net U.S. dollar exposure	$(206)	$222

As at December 31, 2022, with other variables unchanged, a $0.10 strengthening of the Canadian dollar against the U.S. dollar would result in a $26 million pre-tax gain (2021 – $17 million pre-tax loss) from our financial instruments. There would also be a $946 million pre-tax loss (2021 – $582 million) in other comprehensive income from the translation of our foreign operations. The inverse effect would result if the Canadian dollar weakened by $0.10 against the U.S. dollar.
30.    Financial Instruments and Financial Risk Management (continued)

Liquidity Risk

Liquidity risk arises from our general and capital funding requirements. We have planning, budgeting and forecasting processes to help determine our funding requirements to meet various contractual and other obligations. Note 19(e) details our available credit facilities as at December 31, 2022.

Contractual undiscounted cash flow requirements for financial liabilities as at December 31, 2022 are as follows:

(CAD$ in millions)	Less Than 1 Year	2–3 Years	4–5 Years	More Than 5 Years	Total
Trade accounts payable and other liabilities	$3,906	$—	$—	$—	$3,906
Debt (Note 19(f))	616	796	1,101	4,749	7,262
Lease liabilities	138	164	114	329	745
Obligation to Neptune Bulk Terminals	—	28	28	133	189
ENAMI preferential dividend liability	—	—	261	107	368
QB2 advances from SMM/SC	—	—	—	2,293	2,293
QB2 variable consideration to IMSA	—	135	—	—	135
Other liabilities	—	87	31	12	130
Estimated interest payments on debt	417	729	590	2,145	3,881
Estimated interest payments on QB2 advances from SMM/SC	—	—	—	1,019	1,019
Estimated interest payments on lease and other liabilities	16	22	17	43	98

During the year ended December 31, 2021, we entered into a receivable factoring facility for metal concentrate sales, where from time to time we are able to factor specified invoices. The counterparty to these arrangements has discretion to determine the amount of invoices it factors under the arrangements. The derecognition criteria is met for these receivables upon execution of the transaction. There were no factoring receivable facilities entered into during the year ended December 31, 2022.

Interest Rate Risk

Our interest rate risk arises in respect of our holdings of cash, cash equivalents and floating rate debt. Our interest rate management policy is to borrow at both fixed and floating rates to offset financial risks.

Cash and cash equivalents have short terms to maturity and receive interest based on market interest rates.

A 1% increase in the short-term interest rate at the beginning of the year, with other variables unchanged, would have resulted in a $21 million pre-tax increase in our profit (2021 – $1 million pre-tax decrease). There would be no effect on other comprehensive income.

Commodity Price Risk

We are subject to price risk from fluctuations in market prices of the commodities that we produce. From time to time, we may use commodity price contracts to manage our exposure to fluctuations in commodity prices. At the balance sheet date, we had zinc and lead derivative contracts outstanding as described in (b) below.

Our commodity price risk associated with financial instruments primarily relates to changes in fair value caused by final settlement pricing adjustments to receivables and payables, derivative contracts for zinc and lead and embedded derivatives in our TAK road and port contract, in the ongoing payments under our silver stream and gold stream arrangements and in the QB2 variable consideration to IMSA.
30.    Financial Instruments and Financial Risk Management (continued)

The following represents the effect on profit attributable to shareholders from a 10% change in commodity prices, based on outstanding receivables and payables subject to final pricing adjustments at December 31, 2022 and December 31, 2021. There is no effect on other comprehensive income.

	Price on December 31,		Change in Profit Attributable to Shareholders
(CAD$ in millions)	2022	2021	2022	2021
Copper	US$3.80/lb.	US$4.42/lb.	$52	$53
Zinc	US$1.35/lb.	US$1.62/lb.	$9	$7
Steelmaking coal	US$257/tonne	—	$9	$—

A 10% change in the price of copper, zinc, lead, silver and gold, respectively, with other variables unchanged, would change our net asset relating to derivatives and embedded derivatives, excluding receivables and payables subject to final pricing adjustments and would change our pre-tax profit attributable to shareholders by $35 million (2021 – $23 million). There would be no effect on other comprehensive income.

Credit Risk

Credit risk arises from cash, cash equivalents, derivative contracts, debt securities and trade receivables. While we are exposed to credit losses due to the non-performance of our counterparties, there are no significant concentrations of credit risk and we do not consider this to be a material risk.

Our primary counterparties related to our cash, cash equivalents, derivative contracts and debt securities carry investment grade ratings as assessed by external rating agencies, which are monitored on an ongoing basis. All of our commercial customers are assessed for credit quality at least once a year or more frequently if business- or customer-specific conditions change based on an extensive credit rating scorecard developed internally using key credit metrics and measurements that were adapted from S&P’s and Moody’s rating methodologies. Sales to customers that do not meet the credit quality criteria are secured either by a parental guarantee, a letter of credit or prepayment.

For our trade receivables, we apply the simplified approach for determining expected credit losses, which requires us to determine the lifetime expected losses for all our trade receivables. The expected lifetime credit loss provision for our trade receivables is based on historical counterparty default rates and adjusted for relevant forward-looking information, as required. Since the majority of our customers are considered to have low default risk and our historical default rate and frequency of losses are low, the lifetime expected credit loss allowance for trade receivables is nominal as at December 31, 2022.

Our investments in debt securities carried at fair value through other comprehensive income (loss) are considered to have low credit risk, as our counterparties have investment grade credit ratings. The credit risk of our investments in debt securities has not increased significantly since initial recognition of these investments and accordingly, the loss allowance for investments in debt securities is determined based on the 12-month expected credit losses. The 12-month expected credit loss allowance is based on historical and forward-looking default rates for investment grade entities, which are low and, accordingly, the 12-month expected credit loss allowance for our investments in debt securities is nominal as at December 31, 2022.

b) Derivative Financial Instruments and Hedges

Sale and Purchase Contracts

We record adjustments to our settlement receivables and payables for provisionally priced sales and purchases, respectively, in periods up to the date of final pricing based on movements in quoted market prices or published price assessments for steelmaking coal. These arrangements are based on the market price of the commodity and the value of our settlement receivables and payables will vary, as prices for the underlying commodities vary in the metal markets. These final pricing adjustments result in gains (losses from purchases) in a rising price environment and losses (gains from purchases) in a declining price environment and are recorded in other operating income (expense).

The table below outlines our outstanding settlement receivables and payables, which were provisionally valued at December 31, 2022 and December 31, 2021.
30.    Financial Instruments and Financial Risk Management (continued)

	Outstanding at December 31, 2022		Outstanding at December 31, 2021
	Volume	Price	Volume	Price
Receivable positions
Copper (pounds in millions)	168	US$3.80/lb.	156	US$4.42/lb.
Zinc (pounds in millions)	218	US$1.35/lb.	175	US$1.62/lb.
Lead (pounds in millions)	17	US$1.05/lb.	53	US$1.06/lb.
Steelmaking coal (tonnes in thousands)	388	US$257/tonne	—	—
Payable positions
Zinc payable (pounds in millions)	75	US$1.35/lb.	63	US$1.62/lb.
Lead payable (pounds in millions)	18	US$1.05/lb.	10	US$1.06/lb.

At December 31, 2022, total outstanding settlement receivables were $1.1 billion (2021 – $1.1 billion) and total outstanding settlement payables were $45 million (2021 – $39 million) (Note 18). These amounts are included in trade and settlement receivables and in trade accounts payable and other liabilities, respectively, on the consolidated balance sheets.

Zinc and Lead Swaps

Due to ice conditions, the port serving our Red Dog mine is normally only able to ship concentrates from July to October each year. As a result, zinc and lead concentrate sales volumes are generally higher in the third and fourth quarters of each year than in the first and second quarters. During 2022 and 2021, we purchased and sold zinc and lead swaps to match our economic exposure to the average zinc and lead prices over our shipping year, which is from July of one year to June of the following year. We do not apply hedge accounting to the zinc or lead swaps.

The fair value of our commodity swaps is calculated using a discounted cash flow method based on forward metal prices. A summary of these derivative contracts and related fair values as at December 31, 2022 is as follows:

Derivatives not designated as hedging instruments	Quantity	Average Price of Purchase Commitments	Average Price of Sale Commitments	Fair Value Asset (CAD$ in millions)
Zinc swaps	181 million lbs.	US$1.34/lb.	US$1.34/lb.	$4
Lead swaps	75 million lbs.	US$1.01/lb.	US$1.02/lb.	8
				$12

All free-standing derivative contracts mature in 2023–2024.

Free-standing derivatives not designated as hedging instruments are recorded in prepaids and other current assets in the amount of $12 million on our consolidated balance sheet.
30.    Financial Instruments and Financial Risk Management (continued)

Derivatives Not Designated as Hedging Instruments and Embedded Derivatives

(CAD$ in millions)	Amount of Gain (Loss) Recognized in Other Operating Income (Expense) and Non-Operating Income (Expense)
	2022	2021
Zinc derivatives	$15	$17
Lead derivatives	3	4
Settlement receivables and payables (Note 9)	(371)	442
Contingent zinc escalation payment embedded derivative (c)	27	(28)
Gold stream embedded derivative (c)	(8)	(8)
Silver stream embedded derivative (c)	(2)	(7)
QB2 variable consideration to IMSA (Note 11(a))	(5)	(97)
	$(341)	$323

Accounting Hedges

Net investment hedge

We manage the foreign currency translation risk of our various investments in U.S. dollar functional currency subsidiaries in part through the designation of our U.S. dollar denominated debt as a hedge against these net investments. We designate the spot element of the U.S. dollar debt as the hedging instrument. As only the spot rate element of the debt is designated in the hedging relationship, no ineffectiveness is expected and no ineffectiveness was recognized in profit for the years ended December 31, 2022 and 2021. The hedged foreign currency risk component is the change in the carrying amount of the net assets of the U.S. dollar functional currency subsidiaries arising from spot U.S. dollar to Canadian dollar exchange rate movements. At December 31, 2022, US$1.7 billion of our debt (2021 – US$2.7 billion) and U.S. dollar investment in foreign operations were designated in a net investment hedging relationship. During the year ended December 31, 2022, $65 million (2021 – $13 million) of foreign exchange translation on our U.S. dollar investment in foreign operations was hedged by an offsetting amount of foreign exchange translation on our U.S. dollar denominated debt. Refer to Note 25(e) for the effect of our net investment hedges on other comprehensive income.

c) Embedded Derivatives

The TAK road and port contract contains a contingent zinc escalation payment that is considered to be an embedded derivative. The fair value of this embedded derivative was $36 million at December 31, 2022 (2021 – $60 million), of which $9 million (2021 – $9 million) is included in trade accounts payables and other liabilities and the remaining $27 million (2021 – $51 million) is included in provisions and other liabilities.

The gold stream and silver stream agreements entered into in 2015 each contain an embedded derivative in the ongoing future payments due to us. The gold stream’s 15% ongoing payment contains an embedded derivative relating to the gold price. The fair value of this embedded derivative was $37 million at December 31, 2022 (2021 – $43 million), of which $3 million (2021 – $3 million) is included in prepaids and other current assets and the remaining $34 million (2021 – $40 million) is included in financial and other assets. The silver stream’s 5% ongoing payment contains an embedded derivative relating to the silver price. The fair value of this embedded derivative was $24 million at December 31, 2022 (2021 – $25 million), of which $2 million (2021 – $2 million) is included in prepaids and other current assets and the remaining $22 million (2021 – $23 million) is included in financial and other assets.